VESSELS AND OTHER FIXED ASSETS, NET	6 Months Ended
Jun. 30, 2013
VESSELS AND OTHER FIXED ASSETS, NET
VESSELS AND OTHER FIXED ASSETS, NET
6. VESSELS AND OTHER FIXED ASSETS, NET

The amounts in the accompanying unaudited condensed consolidated balance sheets are analyzed as follows:

	December 31, 2012	June 30, 2013

Cost
Vessels	$56,966	$56,966
Dry docking and Special survey	2,195	2,195
Other fixed assets	1,024	1,024
Total cost	60,185	60,185
Accumulated depreciation	(22,682)	(24,074)
Vessels and other fixed assets, net	$37,503	$36,111

The Company recorded depreciation and amortization expenses of $1,392 and $3,830 during the six month period ended June 30, 2013 and 2012, respectively.

Impairment of Long-lived Assets:

The Company performed an impairment assessment of the vessels as of June 30, 2013, which indicated that no impairment charge was required as the vessels’ undiscounted projected net operating cash flows were in excess of their carrying values by more than 60%.